                     SEMIANNUAL REPORT  /  JANUARY 31 1999

                       AIM LIMITED MATURITY TREASURY FUND



                                 [Cover Art]






[AIM LOGO APPEARS HERE]  INVEST WITH DISCIPLINE--Registered Trademark--

                            [THUMBNAIL OF COVER ART]


                    --------------------------------------

           ALEXANDER HAMILTON BY JOHN TRUMBELL (AMERICAN, 1756-1843)

             AS THE UNITED STATES' FIRST SECRETARY OF THE TREASURY,

                  ALEXANDER HAMILTON PROVIDED THE BASIC MODEL

                  FOR OUR PRESENT ECONOMIC SYSTEM. AFTER THE

                REVOLUTIONARY WAR, WHEN THE NEWLY FORMED UNITED

                   STATES FOUND ITSELF DEEP IN DEBT, HAMILTON

               PROPOSED ISSUING A NEW SERIES OF GOVERNMENT BONDS

              THAT WOULD PRESUMABLY SELL (AND DID) BECAUSE OF HIGH

              PUBLIC CONFIDENCE IN THE NEW COUNTRY. U.S. TREASURY

                SECURITIES CONTINUE TO BE A POPULAR INVESTMENT

                    CHOICE TODAY FOR THE VERY SAME REASON.

                    --------------------------------------


AIM Limited Maturity Treasury Fund is for shareholders who seek high monthly income free from state taxes while maintaining relative stability of principal by investing only in U.S. Treasury notes with maturities of three years or less.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Limited Maturity Treasury Fund performance figures are historical and reflect reinvestment of all distributions and changes in net asset value. Unless otherwise indicated, the Fund's performance is computed at net asset value without a sales charge. When sales charges are included in performance figures, those figures reflect the maximum 1.00% sales charge.
o The 30-day yield is calculated on the basis of a formula defined by the Securities and Exchange Commission (SEC). The formula is based on the Fund's potential earnings from dividends, interest, yield-to-maturity or yield-to-call of its holdings, net of all expenses and expressed on an annualized basis.
o The Fund's investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
o The Fund's portfolio composition is subject to change and there is no assurance the Fund will continue to hold any particular security.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o Government securities, such as U.S. Treasury bills, notes, and bonds, offer a high degree of safety and are guaranteed as to the timely payment of principal and interest if held to maturity. Fund shares are not insured and their value and yield will vary with market conditions.
o The Dow Jones Industrial Average (the Dow) is a price-weighted average of 30 actively traded primarily industrial stocks.
o The Lehman 1-2 Year U.S. Government Bond Index is an unmanaged index composed of short-term U.S. agency and Treasury issues (maturities of one to two years).
o Certificate of Deposit (CD) rates are calculated using the six-month average CD rate reported by the Federal Reserve Board. Bank CDs, which are insured by the FDIC for up to $100,000, are short-term investments that pay fixed principal and interest but are subject to fluctuating rollover rates and early withdrawal penalties. Fund shares are not insured and their value will vary with market conditions.
o An investment cannot be made in any index listed. Unless otherwise indicated, index results include reinvested dividends and do not reflect sales charges.


   AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR
      GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER
        GOVERNMENT AGENCY. THERE IS A RISK THAT YOU COULD LOSE A PORTION
                             OR ALL OF YOUR MONEY.

       This report may be distributed only to current shareholders or to persons who have received a current prospectus of the Fund.



                       AIM LIMITED MATURITY TREASURY FUND

                     SEMIANNUAL REPORT / CHAIRMAN'S LETTER



                   Dear Fellow Shareholder:

                   As the period covered by this report opened, markets were in
  [PHOTO OF        the midst of a serious loss of confidence stemming from
 Charles T.        global financial crises and widespread decline in U.S.
    Bauer,         corporate earnings growth. From July until October, a major
Chairman of        market correction for equities bolstered U.S.Treasury issues,
the Board of       whose safety attracts investors in doubtful times.
   THE FUND        The reporting period would bring two particularly serious
 APPEARS HERE]     financial shocks, first the debt default by Russia, and
                   later the currency devaluation by Brazil. The result was another six months of market volatility here and abroad.
                        Investors flocked to securities perceived as safe and
                   liquid, especially U.S. Treasuries. Even high-quality corporate bonds went out of favor, and high-yield bonds plummeted. Beginning in late September, the U.S. Federal
                   Reserve Board intervened to pump liquidity and confidence into markets. Numerous interest rate cuts in other countries followed. Investors responded favorably, and by the close of the reporting period, bond market volatility had generally subsided.

HOW SHOULD INVESTORS RESPOND?
We understand how unnerving this level of volatility could have been. Of course, our repeated message to you is to keep a long-term outlook on investments rather than responding to short-term fluctuations. And we are pleased to note that most mutual fund shareholders remained cool headed and did not pull out of the markets. In the end, most were rewarded for their long-term perspective.
     In view of recent volatility and the divergent performance of market sectors, this may be a very good time to meet with your financial consultant to review your current asset allocation and the diversification of your portfolio. Broad portfolio diversification remains one of the most fundamental principles of investing, along with long-term thinking and realistic expectations.

YOUR FUND MANAGERS' COMMENTS
On the pages that follow, your Fund's managers, experienced professionals who have weathered previous periods of market turbulence, offer more detailed discussion of how markets behaved, how they managed the portfolio in light of recent volatility, and what they foresee for markets and your Fund. We hope you find their discussion informative.

YEAR 2000 CONCERN
Many of our shareholders have asked us about AIM's year 2000 readiness status. We appreciate these concerns, and we take the year 2000 issue seriously. AIM has devoted considerable effort to creating a comprehensive plan for assessing, correcting and testing our in-house systems. We will also participate in an industry-wide testing effort scheduled to begin in March. But no matter how well we prepare and test, no one can know for sure what the year 2000 will bring. Our industry's systems are connected in complex ways to many third parties, and there may be unforeseen problems when the year 2000 actually arrives. Though we cannot predict what all those problems might be, we are working with our business recovery team to develop contingency plans appropriate for a variety of year 2000 scenarios. We are pleased to send you this report on your Fund's recent performance. If you have any questions or comments, please contact our Client Services department at 800-959-4246, or e-mail your inquiry to us at general@aimfunds.com. You can access information about your account through our AIM Investor Line at 800-246-5463 or at our Web site, www.aimfunds.com. We often post market updates on our Web site.
     We thank you for your continued participation in The AIM Family of Funds--Registered Trademark--.

Sincerely,

/s/ CHARLES T. BAUER

Charles T. Bauer
Chairman, A I M Advisors, Inc.


                    ----------------------------------------

                            . . . WE ARE PLEASED TO

                             NOTE THAT MOST MUTUAL

                               FUND SHAREHOLDERS

                             REMAINED COOL HEADED

                            AND DID NOT PULL OUT OF

                                  THE MARKETS.

                    ----------------------------------------


                      AIM LIMITED MATURITY TREASURY FUND

                    SEMIANNUAL REPORT / MANAGERS' OVERVIEW

FUND PROVIDES SAFE HAVEN IN
VOLATILE MARKETS

HOW DID AIM LIMITED MATURITY TREASURY FUND PERFORM DURING THE REPORTING PERIOD, GIVEN THE TURBULENCE IN THE MARKETS?
The Fund held true to its investment discipline and provided attractive current income. Despite the ups and downs in both fixed-income and equity markets, the Fund's net asset value remained relatively stable.
    As of January 31, 1999, the Fund's 30-day SEC yield at maximum offering price was 3.69%. Cumulative total return for the six-month period ended January 31, 1999, at net asset value (NAV) and excluding sales charges, was 3.23%. The Fund's NAV per share remained within a range of $10.07 and $10.27 during the reporting period. The Fund's distribution rate at maximum offering price was 4.54%.

WHAT WAS THE MARKET ENVIRONMENT LIKE DURING THE REPORTING PERIOD?
After experiencing the effects of the Asian financial crisis early in 1998, U.S. markets succumbed to another wave of the "Asian contagion" during the summer. Major stock indexes that reached all-time highs in July fell by nearly 20% in August, with the Dow enduring its worst week ever August 24-28, plummeting nearly 482 points.
    A number of events converged to create the sharp downturn. Currency devaluations occurred in Thailand, Malaysia, Indonesia and Korea. A lingering recession gripped Japan, exacerbated by a proliferation of bad loans in the banking system. Crippled by overwhelming debt, Russia effectively defaulted on much of its government debt, and the ruble suffered deep devaluation. Fears of a global credit crunch then spread to Latin America, as investors worried that Brazil could not sustain its exchange rate in light of the country's increasing debt.
    Investor sentiment in the face of this global instability caused a capital flight to safe havens as preservation of capital quickly became the leading investment objective. In an attempt to calm the nerves of investors who were shifting their money from equity markets to any security considered liquid--a worldwide flight to quality and liquidity--the Federal Reserve Board (the Fed) cut the federal funds rate by 0.25% on September 29. Few people were assuaged by the action. Two weeks later, in an unusual inter-meeting move, the Fed lowered the federal funds rate and the discount rate by 0.25%, igniting a fierce market rally. Both rates were lowered by 0.25% again in November.
    Widespread speculation that the U.S. economy would slow down at the end of 1998 was never borne out. Instead, during the fourth quarter, inflation increased at its slowest pace in almost 40 years and the economy grew at an annual rate of 6.1%, beating most forecasts. The Fed elected to leave interest rates unchanged at its final policy meetings during the reporting period, adopting a "wait and see" attitude.
    The Dow hit two record highs during the first week of 1999, but Brazil's earlier currency problems came to a head when the leader of that country's Central Bank resigned and the Brazilian real was allowed to float on the open market. The resulting ripple in global markets indicated that there is still uneasiness among investors that 1998's record volatility might reappear.

HOW DID THE MARKET ENVIRONMENT AFFECT U.S. TREASURY SECURITIES?
The "flight to quality" meant that investors pulled their money out of nearly any market

================================================================================
 YIELD CURVE - U.S. TREASURY SECURITIES

 As of 1/29/99

 (Line Chart)

                                      1/29/99

 3 mo                                   4.457
 6 mo                                   4.454
 1 yr                                   4.497
 2 yrs                                  4.566
 5 yrs                                  4.542
 10 yrs                                 4.651
 30 yrs                                 5.091
 ===============================================================================

Source: Bloomberg

                    ----------------------------------------

                        WIDESPREAD SPECULATION THAT THE

                          U.S. ECONOMY WOULD SLOW DOWN


                          AT THE END OF 1998 WAS NEVER

                                   BORNE OUT.

                    ----------------------------------------



         See important Fund and index disclosures inside front cover.

                      AIM LIMITED MATURITY TREASURY FUND

                    SEMIANNUAL REPORT / MANAGERS' OVERVIEW


that was perceived to be a risky investment. As a result, demand for U.S. investment-grade bonds, particularly Treasuries, rose sharply (see chart below). The price of U.S. Treasury securities climbed, sending their yields to historic lows. For example, the yield of the benchmark 30-year Treasury bond fell to 4.72% on October 5, 1998, its lowest level since the issue was first offered in 1977.
    Since that time, U.S. markets have remained rather unsettled, due partially to domestic political uncertainty and mixed corporate earnings reports. Thus, the demand for short-term Treasuries remains robust. Brazil's problems also drew investors to Treasuries at the beginning of 1999, although not in the droves in which they came a few months before.

WHAT WAS YOUR STRATEGY DURING THIS PERIOD?
A "flight to quality" often greatly affects shorter-term Treasury securities because they are the most liquid securities. However, increased demand for the Treasury securities in which the Fund invests did not affect our strategy. We use a laddered portfolio approach, buying two-year Treasury notes every month and selling them after one year, a strategy called "rolling down the yield curve." This generally results in NAV and yield stability, so our strategy does not change based on market conditions. However, greater demand for short-term Treasuries did affect the yield and the price appreciation of the Fund. Because yield and price move in opposite directions, in the face of greater demand, the price of the securities we already owned went up, which brought down the yield of the Fund.

WHAT DOES THE U.S. BUDGET SURPLUS MEAN FOR TREASURIES?
    The U.S. budget surplus will probably decrease the amount of outstanding Treasury debt because the government may not replace maturing old issues with the same number of new issues. This decrease should not materially affect the Fund. Two-year Treasury notes are generally easy for the government to sell because there are many regular buyers. The relatively short two-year maturity also allows the U.S. Treasury to be flexible in managing the amount of outstanding debt. Some of the inflows into Treasuries may leave as equity markets improve. Over the long term, though, many investors realize they may need a lower-volatility asset in their portfolios, such as this Fund, to temper the volatility of the stock market.

WHAT IS YOUR OUTLOOK FOR THE NEAR TERM?
In 1998, the Consumer Price Index rose just 1.6%, its lowest annual increase since 1986, and unemployment is now at a 28-year low. Clearly, the U.S. economy is still showing steady growth, and there is little evidence to suggest that this growth will either accelerate or decelerate rapidly. Therefore, we believe interest rates should remain fairly steady. But because many foreign economies are slowing, we think overseas interest rates will probably continue to fall. Based on these factors, U.S. Treasuries should keep seeing demand from both domestic and foreign investors in 1999 because U.S. Treasuries offer investors what we believe is the highest quality, most liquid vehicle available in the financial markets.


================================================================================
            TOTAL NET ASSETS PARALLEL CAPITAL FLIGHT
            7/31/98-1/31/99
--------------------------------------------------------------------------------

  (Line Chart)

   7/31/98             $   343,907,751.00

   8/31/98             $   359,467,579.00

   9/30/98             $   437,541,244.00

   10/31/98            $   398,302,306.00

   11/30/98            $   392,656,647.00

   12/31/98            $   428,425,730.00

   1/31/99             $   419,440,064.00

This chart illustrates how 1998's "flight to quality and liquidity" paralleled total net asset levels in the Fund. Notice that during the height of the markets' volatility (August-September), total net assets in the Fund jumped as the demand for Treasuries increased. When the markets calmed, demand for Treasuries lessened as investors shifted back into equities. This pattern was reflected in the overall Treasury market as well.
================================================================================

                      --------------------------------

                           OVER THE LONG TERM . . .

                        MANY INVESTORS REALIZE THEY MAY

                    NEED A LOWER-VOLATILITY ASSET IN THEIR

                   PORTFOLIOS . . . TO TEMPER THE VOLATILITY

                             OF THE STOCK MARKET.

                      --------------------------------

         See important Fund and index disclosures inside front cover.


                      AIM LIMITED MATURITY TREASURY FUND

                        SEMIANNUAL REPORT / PERFORMANCE

                       YOUR FUND'S LONG-TERM PERFORMANCE

RESULTS OF A $10,000 INVESTMENT
AIM LIMITED MATURITY TREASURY FUND VS. BENCHMARKS

1/31/89-1/31/99

-------------------------------------------------------------------------------
(Line Chart)

                     AIM Treasury            CD                Lehman
                  Limited Maturity
                       Fund
-------------------------------------------------------------------------------

1/89                 $10,000.00          $10,000.00          $10,000.00

1/90                  10,793.00           10,935.00           10,994.00

1/91                  11,844.00           11,854.00           12,128.00

1/92                  12,970.00           12,540.00           13,334.00

1/93                  13,833.00           13,011.00           14,271.00

1/94                  14,410.00           13,444.00           14,901.00

1/95                  14,632.00           14,164.00           15,205.00

1/96                  15,922.00           15,018.00           16,620.00

1/97                  16,625.00           15,864.00           17,342.00

1/98                  17,690.00           16,796.00           18,507.00

1/99                  18,651.00           16,913.00           19,614.00
===============================================================================

PAST PERFORMANCE IS NO GUARANTEE OF COMPARABLE FUTURE RESULTS.

===============================================================================
AVERAGE ANNUAL TOTAL RETURNS

As of 1/31/99, including sales charges

10 years                  6.43%
 5 years                  5.10
 1 year                   4.47*

*5.51%, excluding sales charges
===============================================================================

Sources: Towers Data Systems HYPO--Registered Trademark--, Bloomberg.
   Your Fund's total return includes sales charges, expenses and management fees. For Fund data performance calculations and descriptions of benchmarks cited in this page, please refer to the inside front cover.
    MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN.

===============================================================================

ABOUT THIS CHART
The chart compares your Fund to two benchmark measures: an index and returns on six-month CDs. An index measures performance of a hypothetical portfolio. It is important to understand differences between your Fund and these benchmarks. Your Fund's total return is shown with a sales charge and includes Fund expenses and management fees. A market index such as the Lehman 1-2 Year U.S. Government Bond Index is not managed and incurs no sales charges, expenses or fees. If you could buy all the securities that make up a market index, you would incur expenses that would affect your investment's return. Use of these benchmarks is intended to give you a general idea of how your Fund performed compared to the market.


                      AIM LIMITED MATURITY TREASURY FUND

                       ANNUAL REPORT / FOR CONSIDERATION

OF FINANCE AND THE FED

A few words from Federal Reserve Board Chairman Alan Greenspan can send the markets into a frenzy or calm them down.
    Why? In 1998, a year of record volatility in stock and bond markets, when investors and analysts alike seemed genuinely puzzled as to what to do next, the Federal Reserve Board became a constant in the midst of the unsettling environment.

WHAT IS THE FED?
The Federal Reserve Board, or "The Fed," consists of seven presidential appointees including Chairman Greenspan. In addition to overseeing the country's Federal Reserve System--the central bank of the United States--members of the Fed serve on the Federal Open Market Committee (FOMC), which decides monetary policy. Other FOMC members include the chairman of the New York Federal Reserve Bank and four other FOMC seats that are rotated among the remaining 11 Federal Reserve Banks.
    The FOMC meets eight times a year, and these meetings are always followed with a great deal of interest because it is here that decisions on monetary policy are made. Often these decisions involve changes in interest rates.

WHY ARE ADJUSTMENTS TO INTEREST RATES SO CLOSELY FOLLOWED?
Interest rate changes by the Fed are important for several reasons: (1) they frequently reflect economic trends; (2) they immediately affect bond markets;
(3) they usually affect the stock market because when rates are high, people tend to be less apt to take on the greater risks of stocks; and (4) they often have a trickle-down effect.
    For example, an interest rate hike was considered during the first half of 1998 when the U.S. economy seemed in danger of overheating and sparking inflation. A rate hike would have helped slow things down by making borrowing more expensive. Instead, myriad financial difficulties abroad affected markets and slowed the U.S. economy enough to persuade the Fed to lower short-term interest rates. Three rate cuts between late September and mid-November spurred rallies in the stock market as a whole.
    Consumers feel the effect of interest rate adjustments as they trickle down through the banking system. Rate cuts by the Fed often prompt rate reductions on home mortgages, car loans, and variable-rate credit cards. Conversely, rate hikes make all forms of loans more expensive.
    Although the Fed does not directly control the financial markets, its influence over short-term interest rates makes it a potent force.

WHAT ELSE DOES THE FED DO?
    The Fed is an integral part of the Federal Reserve System (FRS), created by Congress in 1913. The FRS includes 12 regional Federal Reserve Banks in New York, Atlanta, Boston, Chicago, Cleveland, Dallas, Kansas City, Minneapolis, Philadelphia, Richmond, St. Louis, and San Francisco. A Federal Reserve Bank
o   clears checks,
o   lends money to banks needing emergency reserves,
o   issues currency, and
o   holds reserve deposits of member banks.
    A bank must hold a percentage of its loans as liquid reserves, meaning readily available. The Fed decides what this percentage will be and can lower it to inject more money into the economy or raise it to tighten credit.
    While these other functions of the Federal Reserve System do not generate as many headlines as its interest rate moves, they are crucial to the Fed's purpose of keeping the nation's banking system safe, flexible and stable.

FED RATE CUTS AND THE DOW

Weekly closes, Dow Jones Industrial Average*
7/3/98-12/31/98

-------------------------------------------------------------------------------
(Line Chart)
-------------------------------------------------------------------------------
7/17/98                       Dow Reaches New High                   9,337.97
8/28/98                       Dow's Worst Decline                    (481.97)
9/29/98                       First Rate Cut
10/15/98                      Second Rate Cut
11/17/98                      Third Rate Cut
12/31/98                      Dow Closes at 9,181.43
===============================================================================

This graph shows the weekly closing levels for the Dow from July 3 through December 31, 1998. While the Fed does not control the Dow, which is affected by innumerable factors, its influence is clearly reflected in the index's behavior.
    * The Dow Jones Industrial Average (the Dow) is a price-weighted average of 30 actively traded primarily industrial stocks.



                      AIM LIMITED MATURITY TREASURY FUND

SCHEDULE OF INVESTMENTS

JANUARY 31, 1999
(UNAUDITED)

                                                                         PRINCIPAL
                                                                          AMOUNT        MARKET
                                                              MATURITY    (000s)        VALUE
U.S. TREASURY SECURITIES

U.S. TREASURY NOTES-98.60%

5.50%                                                         02/29/00   $  33,200   $ 33,499,132
-------------------------------------------------------------------------------------------------
5.50%                                                         03/31/00      34,743     35,078,617
-------------------------------------------------------------------------------------------------
5.625%                                                        04/30/00      34,700     35,105,990
-------------------------------------------------------------------------------------------------
5.50%                                                         05/31/00      34,700     35,082,394
-------------------------------------------------------------------------------------------------
5.375%                                                        06/30/00      34,540     34,883,673
-------------------------------------------------------------------------------------------------
5.375%                                                        07/31/00      34,700     35,067,126
-------------------------------------------------------------------------------------------------
5.125%                                                        08/31/00      34,830     35,085,652
-------------------------------------------------------------------------------------------------
4.50%                                                         09/30/00      34,900     34,825,314
-------------------------------------------------------------------------------------------------
4.00%                                                         10/31/00      34,960     34,597,465
-------------------------------------------------------------------------------------------------
4.625%                                                        11/30/00      34,000     34,005,440
-------------------------------------------------------------------------------------------------
4.625%                                                        12/31/00      34,500     34,518,630
-------------------------------------------------------------------------------------------------
4.50%                                                         01/31/01      35,000     34,956,250
-------------------------------------------------------------------------------------------------
    Total U. S. Treasury Securities (Cost $414,559,460)                               416,705,683
=================================================================================================
TOTAL INVESTMENTS-98.60%                                                              416,705,683
-------------------------------------------------------------------------------------------------
OTHER ASSETS LESS LIABILITIES-1.40%                                                     5,926,765
-------------------------------------------------------------------------------------------------
NET ASSETS-100.00%                                                                   $422,632,448
=================================================================================================

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

January 31, 1999
(Unaudited)

ASSETS:

Investments, at market value (cost
  $414,559,460)                            $416,705,683
-------------------------------------------------------
Cash                                            413,218
-------------------------------------------------------
Receivables for:
  Investments sold                           31,585,010
-------------------------------------------------------
  Fund shares sold                            4,680,983
-------------------------------------------------------
  Interest                                    6,275,765
-------------------------------------------------------
Investment in deferred compensation plan         29,778
-------------------------------------------------------
Other assets                                     73,562
-------------------------------------------------------
    Total assets                            459,763,999
-------------------------------------------------------

LIABILITIES:

Payables for:
  Investments purchased                      34,963,751
-------------------------------------------------------
  Fund shares reacquired                      1,220,816
-------------------------------------------------------
  Dividends                                     492,295
-------------------------------------------------------
  Deferred compensation                          29,778
-------------------------------------------------------
Accrued advisory fees                            71,140
-------------------------------------------------------
Accrued distribution fees                        74,861
-------------------------------------------------------
Accrued transfer agent fees                      68,911
-------------------------------------------------------
Accrued operating expenses                      209,999
-------------------------------------------------------
    Total liabilities                        37,131,551
-------------------------------------------------------
NET ASSETS APPLICABLE TO SHARES
  OUTSTANDING                              $422,632,448
=======================================================

NET ASSETS:

Class A                                    $402,107,015
=======================================================
Institutional Class                        $ 20,525,433
=======================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE:

Class A                                      39,610,083
=======================================================
Institutional Class                           2,021,882
=======================================================
Class A:
  Net asset value and redemption price
    per share                              $      10.15
-------------------------------------------------------
  Offering price per share:
    (Net asset value of $10.15
    divided by 99.00%)                     $      10.25
=======================================================
Institutional Class:
  Net asset value and offering price per
    share                                  $      10.15
=======================================================

STATEMENT OF OPERATIONS

For the six months ended January 31, 1999
(Unaudited)

INVESTMENT INCOME:

Interest                                    $11,380,508
-------------------------------------------------------

EXPENSES:

Advisory fees                                   431,775
-------------------------------------------------------
Administrative services fees                     33,132
-------------------------------------------------------
Transfer agent fees-Class A                     259,598
-------------------------------------------------------
Transfer agent fees-Institutional Class           3,905
-------------------------------------------------------
Distribution fees-Class A (See Note 2)          292,229
-------------------------------------------------------
Other                                            95,104
-------------------------------------------------------
    Total expenses                            1,115,743
-------------------------------------------------------
Less: Expenses paid indirectly                   (2,094)
-------------------------------------------------------
    Net expenses                              1,113,649
-------------------------------------------------------
Net investment income                        10,266,859
-------------------------------------------------------

REALIZED AND UNREALIZED GAIN FROM INVESTMENT SECURITIES:

Net realized gain from investment
  securities                                  1,870,966
-------------------------------------------------------
Net unrealized appreciation of investment
  securities                                  1,445,705
-------------------------------------------------------
      Net gain from investment securities     3,316,671
-------------------------------------------------------
Net increase in net assets resulting from
  operations                                $13,583,530
=======================================================


See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

For the six months ended January 31, 1999
and the year ended July 31, 1998
(Unaudited)

                                                              JANUARY 31,       JULY 31,
                                                                  1999            1998
                                                              ------------    ------------
OPERATIONS:

  Net investment income                                       $ 10,266,859    $ 22,758,619
------------------------------------------------------------------------------------------
  Net realized gain on sales of investment securities            1,870,966       1,855,056
------------------------------------------------------------------------------------------
  Net unrealized appreciation (depreciation) of investment
    securities                                                   1,445,705      (1,793,413)
------------------------------------------------------------------------------------------
    Net increase in net assets resulting from operations        13,583,530      22,820,262
------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM NET INVESTMENT INCOME:

  Class A                                                       (9,240,724)    (20,003,878)
------------------------------------------------------------------------------------------
  Institutional Class                                           (1,055,543)     (2,754,741)
------------------------------------------------------------------------------------------

SHARE TRANSACTIONS-NET:

  Class A                                                       53,938,118     (44,498,315)
------------------------------------------------------------------------------------------
  Institutional Class                                          (30,557,480)      1,723,996
------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets                       26,667,901     (42,712,676)
------------------------------------------------------------------------------------------
NET ASSETS:
  Beginning of period                                          395,964,547     438,677,223
------------------------------------------------------------------------------------------
  End of period                                               $422,632,448    $395,964,547
==========================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $424,032,642    $400,652,004
------------------------------------------------------------------------------------------
  Undistributed net investment income                               59,434          88,842
------------------------------------------------------------------------------------------
  Undistributed realized gain (loss) on sales of investment
    securities                                                  (3,605,851)     (5,476,817)
------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities               2,146,223         700,518
------------------------------------------------------------------------------------------
                                                              $422,632,448    $395,964,547
==========================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

January 31, 1999
(Unaudited)

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Limited Maturity Treasury Fund (the "Fund") is a series portfolio of AIM Investment Securities Funds (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of two separate series portfolios. The investment objective of the Fund is to seek liquidity with minimum fluctuation in principal value and, consistent with this investment objective, the highest total return achievable. The Fund currently offers two different classes of shares: the Class A shares and the Institutional Class. Matters affecting each portfolio or class are voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.
  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of these financial statements and the reported amount of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A. Security Valuations--Debt obligations that are issued or guaranteed by the U.S. Treasury are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by the pricing service are valued at the mean between last bid and asked prices based upon quotes furnished by independent sources. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Securities with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value.
B. Securities Transactions and Investment Income--Securities transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of discounts on investments, is earned from settlement date and is recorded on the accrual basis. It is the policy of the Fund not to amortize bond premiums for financial reporting purposes. Interest income is allocated to each class daily, based upon each class' pro-rata share of the total shares of the Fund outstanding. Realized gains and losses from securities transactions are recorded on the identified cost basis.
C. Dividends and Distributions to Shareholders--It is the policy of the Fund to declare daily dividends from net investment income. Such dividends are paid monthly. Distributions from net realized capital gains, if any, are recorded on ex-dividend date and are paid annually.
D. Federal Income Taxes--The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. The Fund has a capital loss carryforward (which may be carried forward to offset future taxable capital gains, if any) of $5,440,638, which expires, if not previously utilized, through the year 2005.
E. Expenses -- Distribution and transfer agency expenses directly attributable to a class of shares are charged to that class' operations. All other expenses which are attributable to more than one class are allocated between the classes.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM") with respect to the Fund. Under the terms of the master investment advisory agreement, the Fund pays AIM an advisory fee at the annual rate of 0.20% of the first $500 million of the Fund's average daily net assets plus 0.175% of the Fund's average daily net assets in excess of $500 million.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to reimburse AIM for certain administrative costs incurred in providing accounting services to the Fund. During the six months ended January 31, 1999, the Fund reimbursed AIM $33,132 for such services.
  The Fund, pursuant to a transfer agent and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the six months ended January 31, 1999, the Fund paid AFS $101,377 for such services.
  The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A shares and a master distribution agreement with Fund Management Company ("FMC") to serve as the distributor for the Institutional Class. The Trust has adopted a Plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") with respect to the Class A shares. The Fund pays AIM Distributors compensation at an annual rate of 0.15% of the average daily net assets attributable to the Class A shares. The Plan is designed to compensate AIM Distributors for certain promotional and other sales related costs and provides periodic payments to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own Class A shares of the Fund. Any amounts not paid as a service fee under the Plan would constitute an asset-based sales charge. The Plan also imposes a cap on the total amount of sales charges, including asset-based sales charges, that may be paid by the Fund. During the six months ended January 31, 1999, the Fund paid AIM Distributors $292,229 as compensation under the Plan.
  AIM Distributors received commissions of $33,439 during the six months ended January 31, 1999 from sales of Class A shares. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, proceeds from sales of Class A shares. Certain officers and trustees of the Trust are officers and directors of AIM, AIM Distributors, FMC and AFS.
  During the six months ended January 31, 1999, the Fund paid legal fees of $2,107 for services rendered by Kramer, Levin, Naftalis & Frankel as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3-INDIRECT EXPENSES

The Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $2,094 under an expense offset arrangement which resulted in a reduction of the Fund's total expenses of $2,094 during the six months ended January 31, 1999.

NOTE 4-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. Interest on borrowings under the line of credit is payable on maturity or prepayment date. During the six months ended January 31, 1999, the Fund did not borrow under the line of credit agreement. The funds which are parties to the line of credit are charged a commitment fee of 0.05% on the unused balance of the committed line. The commitment fee is allocated among such funds based on their respective average net assets for the period.

NOTE 5-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the six months ended January 31, 1999 was $376,570,142 and $355,291,326, respectively.

  The amount of unrealized appreciation (depreciation) of investment securities, on a tax basis, as of January 31, 1999 is as follows:

Aggregate unrealized appreciation of
  investment securities                      $  2,458,917
---------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                          (319,641)
---------------------------------------------------------
Net unrealized appreciation of investment
  securities                                 $  2,139,276
=========================================================
Cost of investments for tax purposes is $414,566,407.

NOTE 6-TRUSTEES' FEES

Trustees' fees represent remuneration paid or accrued to each trustee who is not an "interested person" of AIM. The Trust may invest trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 7-SHARE INFORMATION

Changes in shares outstanding during the six months ended January 31, 1999 and the year ended July 31, 1998 were as follows:

                               JANUARY 31,                    JULY 31,
                                  1999                          1998
                       ---------------------------   ---------------------------
                         SHARES         AMOUNT         SHARES         AMOUNT
                       -----------   -------------   -----------   -------------
Sold:
  Class A               31,262,155   $ 317,899,291    22,832,451   $ 229,871,705
--------------------------------------------------------------------------------
  Institutional Class      194,716       1,977,974     1,450,340      14,604,304
--------------------------------------------------------------------------------
Issued as a
  reinvestment of
  dividends:
  Class A                  761,506       7,746,222     1,671,295      16,825,885
--------------------------------------------------------------------------------
  Institutional Class        1,350          13,707         4,391          44,205
--------------------------------------------------------------------------------
Reacquired:
  Class A              (26,713,580)   (271,707,395)  (28,922,414)   (291,195,905)
--------------------------------------------------------------------------------
  Institutional Class   (3,200,610)    (32,549,161)   (1,281,958)    (12,924,513)
--------------------------------------------------------------------------------
                         2,305,537   $  23,380,638    (4,245,895)  $ (42,774,319)
================================================================================

NOTE 8-FINANCIAL HIGHLIGHTS

Shown below are the financial highlights for a share of Class A outstanding during the six months ended January 31, 1999, each of the years in the four-year period ended July 31, 1998, and the eleven months ended July 31, 1994.

                                                                                                  JULY 31,
                                                              JANUARY 31,   -----------------------------------------------------
                                                                 1999         1998        1997       1996       1995       1994
                                                              -----------   --------    --------   --------   --------   --------
Net asset value, beginning of period                           $  10.07     $  10.07    $   9.97   $  10.03   $   9.96   $  10.24
------------------------------------------------------------   --------     --------    --------   --------   --------   --------
Income from investment operations:
  Net investment income                                            0.24         0.53        0.54       0.55       0.54       0.35
------------------------------------------------------------   --------     --------    --------   --------   --------   --------
  Net gains (losses) on securities (both realized and
    unrealized)                                                    0.08           --        0.10      (0.06)      0.07      (0.20)
------------------------------------------------------------   --------     --------    --------   --------   --------   --------
    Total from investment operations                               0.32         0.53        0.64       0.49       0.61       0.15
------------------------------------------------------------   --------     --------    --------   --------   --------   --------
Less distributions:
  Dividends from net investment income                            (0.24)       (0.53)      (0.54)     (0.55)     (0.54)     (0.35)
------------------------------------------------------------   --------     --------    --------   --------   --------   --------
  Distributions from net realized gains                              --           --          --         --         --      (0.08)
------------------------------------------------------------   --------     --------    --------   --------   --------   --------
    Total distributions                                           (0.24)       (0.53)      (0.54)     (0.55)     (0.54)     (0.43)
------------------------------------------------------------   --------     --------    --------   --------   --------   --------
Net asset value, end of period                                 $  10.15     $  10.07    $  10.07   $   9.97   $  10.03   $   9.96
============================================================   ========     ========    ========   ========   ========   ========
Total return(a)                                                   3.23%        5.42%       6.55%      4.98%      6.36%      1.52%
============================================================   ========     ========    ========   ========   ========   ========
Ratios/supplemental data:
Net assets, end of period (000s omitted)                       $402,107     $345,355    $389,812   $359,048   $274,480   $329,942
============================================================   ========     ========    ========   ========   ========   ========
Ratio of expenses to average net assets                           0.54%(b)     0.54%       0.54%      0.54%      0.51%      0.47%(c)
============================================================   ========     ========    ========   ========   ========   ========
Ratio of net investment income to average net assets              4.73%(b)     5.29%       5.35%      5.45%      5.44%      3.75%(c)
============================================================   ========     ========    ========   ========   ========   ========
Portfolio turnover rate                                             82%         133%        130%       117%       120%       120%
============================================================   ========     ========    ========   ========   ========   ========

(a) Does not deduct sales charges and is not annualized for periods less than one year.
(b) Ratios are annualized and based on average net assets of $386,461,670.
(c) Annualized.


BOARD OF TRUSTEES                                 OFFICERS                                     OFFICE OF THE FUND
Charles T. Bauer                                  Charles T. Bauer                             11 Greenway Plaza
Chairman                                          Chairman                                     Suite 100
A I M Management Group Inc.                                                                    Houston, TX 77046
                                                  Robert H. Graham
Bruce L. Crockett                                 President                                    INVESTMENT ADVISOR
Director
ACE Limited;                                      John J. Arthur                               A I M Advisors, Inc.
Formerly Director, President, and                 Senior Vice President and Treasurer          11 Greenway Plaza
Chief Executive Officer                                                                        Suite 100
COMSAT Corporation                                Carol F. Relihan                             Houston, TX 77046
                                                  Senior Vice President and Secretary
Owen Daly II                                                                                   TRANSFER AGENT
Director                                          Gary T. Crum
Cortland Trust Inc.                               Senior Vice President                        A I M Fund Services, Inc.
                                                                                               P.O. Box 4739
Edward K. Dunn Jr.                                Dana R. Sutton                               Houston, TX 77210-4739
Chairman, Mercantile Mortgage Corp.;              Vice President and Assistant Treasurer
Formerly Vice Chairman and President,                                                          CUSTODIAN
Mercantile-Safe Deposit & Trust Co.; and          Melville B. Cox
President, Mercantile Bankshares                  Vice President                               Bank of New York
                                                                                               90 Washington Street, 11th Floor
Jack Fields                                       Karen Dunn Kelley                            New York, NY 10286
Chief Executive Officer                           Vice President
Texana Global, Inc.;                                                                           COUNSEL TO THE FUND
Formerly Member                                   Mary J. Benson
of the U.S. House of Representatives              Assistant Vice President and                 Ballard Spahr
                                                  Assistant Treasurer                          Andrews & Ingersoll, LLP
Carl Frischling                                                                                1735 Market Street
Partner                                           Sheri Morris                                 Philadelphia, PA 19103
Kramer, Levin, Naftalis & Frankel LLP             Assistant Vice President and
                                                  Assistant Treasurer                          COUNSEL TO THE TRUSTEES
Robert H. Graham
President and Chief Executive Officer             Renee A. Friedli                             Kramer, Levin, Naftalis & Frankel LLP
A I M Management Group Inc.                       Assistant Secretary                          919 Third Avenue
                                                                                               New York, NY 10022
Prema Mathai-Davis                                P. Michelle Grace
Chief Executive Officer, YWCA of the U.S.A.,      Assistant Secretary                          DISTRIBUTOR
Commissioner, New York City Dept. for
the Aging; and member of the Board of Directors,  Jeffrey H. Kupor                             A I M Distributors, Inc.
Metropolitan Transportation Authority of          Assistant Secretary                          11 Greenway Plaza
New York State                                                                                 Suite 100
                                                  Nancy L. Martin                              Houston, TX 77046
Lewis F. Pennock                                  Assistant Secretary
Attorney
                                                  Ofelia M. Mayo
Ian W. Robinson                                   Assistant Secretary
Consultant; Formerly Executive
Vice President and                                Lisa A. Moss
Chief Financial Officer                           Assistant Secretary
Bell Atlantic Management
Services, Inc.                                    Kathleen J. Pflueger
                                                  Assistant Secretary
Louis S. Sklar
Executive Vice President                          Samuel D. Sirko
Hines Interests                                   Assistant Secretary
Limited Partnership
                                                  Stephen I. Winer
                                                  Assistant Secretary

                                                  Mary J. Benson
                                                  Assistant Treasurer

HOW AIM MAKES INVESTING
EASY FOR YOU


o LOW INITIAL INVESTMENT. You can get your investment program started for as little as $500. Subsequent investments can be made for only $50.

o AUTOMATIC REINVESTMENT OF DIVIDENDS AND/OR CAPITAL GAINS. Distributions may be received in cash or reinvested in the Fund free of charge. Over time, the power of compounding can significantly increase the value of your assets.

o AUTOMATIC INVESTMENT PLAN. You may build your investment by regularly purchasing additional shares. Pre-authorized checks for $50 or more can be drafted monthly from your personal checking account.

o EASY ACCESS TO YOUR MONEY. Your shares may be redeemed at net asset value any day the New York Stock Exchange is open. The price of shares sold may be more or less than their original cost, depending on market conditions.

o SYSTEMATIC WITHDRAWAL PLAN. You may elect to receive checks of at least $50 monthly or quarterly through a systematic withdrawal plan.

o EXCHANGE PRIVILEGE. As your goals change, you may exchange all or part of your assets for those of other funds within the same share class of The AIM Family of Funds--Registered Trademark--. The exchange privilege may be modified or discontinued for any of the AIM funds. Certain restrictions apply.

o RETIREMENT PLANS. You may purchase shares of an AIM fund for your Individual Retirement Account (IRA), Roth IRA, or any other type of retirement plan, and earn tax-deferred dollars for your retirement.

o TOLL-FREE ACCESS. Current shareholders can call our AIM Investor Line at 800-246-5463 for 24-hour-a-day account information. Or, of course, you may contact your financial consultant for assistance.

o www.aimfunds.com. As a current shareholder, you can check account balances 24 hours a day over the Internet. State-of-the-art encryption lets you send us questions that include confidential information without the fear of eavesdropping, tampering, or forgery.

                             --------------------

                             CURRENT SHAREHOLDERS

                                 CAN CALL OUR

                             AIM INVESTOR LINE AT

                                  800-246-5463

                               FOR 24-HOUR-A-DAY

                             ACCOUNT INFORMATION.

                             --------------------

The AIM Family of Funds--Registered Trademark--


GROWTH FUNDS                                       MONEY MARKET FUNDS                        A I M Management Group Inc. has
AIM Aggressive Growth Fund(1)                      AIM Money Market Fund                     provided leadership in the mutual fund
AIM Blue Chip Fund                                 AIM Tax-Exempt Cash Fund                  industry since 1976 and managed
AIM Capital Development Fund                                                                 approximately $109 billion in assets
AIM Constellation Fund                             INTERNATIONAL GROWTH FUNDS                for more than 6.2 million shareholders,
AIM Mid Cap Equity Fund(2), (A)                    AIM Advisor International Value Fund      including individual investors,
AIM Mid Cap Opportunities Fund                     AIM Asian Growth Fund                     corporate clients, and financial
AIM Select Growth Fund (3)                         AIM Developing Markets Fund(2)            institutions, as of December 31, 1998.
AIM Small Cap Growth Fund(2), (B)                  AIM Europe Growth Fund(2)                   The AIM Family of Funds -- registered
AIM Small Cap Opportunities Fund                   AIM European Development Fund             trademark is distributed nationwide,
AIM Value Fund                                     AIM International Equity Fund             and AIM today is the 10th-largest
AIM Weingarten Fund                                AIM Japan Growth Fund(2)                  mutual fund complex in the U.S. in
                                                   AIM Latin American Growth Fund(2)         assets under management,
GROWTH & INCOME FUNDS                              AIM New Pacific Growth Fund(2)            according to Strategic Insight, an
AIM Advisor Flex Fund                                                                        independent mutual fund monitor.
AIM Advisor Large Cap Value Fund                   GLOBAL GROWTH FUNDS
AIM Advisor MultiFlex Fund                         AIM Global Aggressive Growth Fund
AIM Advisor Real Estate Fund                       AIM Global Growth Fund
AIM Balanced Fund
AIM Basic Value Fund(2), (C)                       GROWTH & INCOME FUNDS
AIM Charter Fund
                                                   AIM Global Growth & Income Fund(2)
INCOME FUNDS                                       AIM Global Utilities Fund
AIM Floating Rate Fund(2)
AIM High Yield Fund                                GLOBAL INCOME FUNDS
AIM High Yield Fund II                             AIM Emerging Markets Debt Fund(2), (D)
AIM Income Fund                                    AIM Global Government Income Fund(2)
AIM Intermediate Government Fund                   AIM Global Income Fund
AIM Limited Maturity Treasury Fund                 AIM Strategic Income Fund(2)

TAX-FREE INCOME FUNDS                              THEME FUNDS
AIM High Income Municipal Fund                     AIM Global Consumer Products and Services Fund(2)
AIM Municipal Bond Fund                            AIM Global Financial Services Fund(2)
AIM Tax-Exempt Bond Fund of Connecticut            AIM Global Health Care Fund(2)
AIM Tax-Free Intermediate Fund                     AIM Global Infrastructure Fund(2)
                                                   AIM Global Resources Fund(2)
                                                   AIM Global Telecommunications Fund(2)
                                                   AIM Global Trends Fund(2), (E)




(1)AIM Aggressive Growth Fund reopened to new investors November 16, 1998.
(2)Effective May 29, 1998, A I M Advisors, Inc. became advisor to the former GT Global Funds. (3)On May 1, 1998, AIM Growth Fund was renamed AIM Select Growth Fund. (A)On September 8, 1998, AIM Mid Cap Growth Fund was renamed AIM Mid Cap Equity Fund. (B)On September 8, 1998, AIM Small Cap Equity Fund was renamed AIM Small Cap Growth Fund. (C)On September 8, 1998, AIM America Value Fund was renamed AIM Basic Value Fund. (D)On September 8, 1998, AIM Global High Income Fund was renamed AIM Emerging Markets Debt Fund. (E)On September 8, 1998, AIM New Dimension Fund was renamed AIM Global Trends Fund. For more complete information about any AIM Fund(s), including sales charges and expenses, ask your financial consultant or securities dealer for a free prospectus(es). Please read the prospectus(es) carefully before you invest or send money.